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                                                                    Exhibit 99.6

                     REAL ESTATE PURCHASE AND SALE AGREEMENT

     This REAL ESTATE PURCHASE AND SALE AGREEMENT (the "AGREEMENT") is made and entered into as of January 31, 2004, by and between THE KENNETH L. MANLEY REVOCABLE TRUST DATED AS OF JUNE 10, 1987 (the "SELLER"), and LIFE QUOTES ACQUISITION, INC., a Delaware corporation (the "BUYER").

     WHEREAS, the Seller desires to sell certain Property (as herein defined) and the Buyer desires to become the owner of the Property, on the terms and conditions set forth in this Agreement.

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Buyer, the Seller and others will enter into the Asset Purchase Agreement (as hereinafter defined), and the Buyer and others will enter into the Non-Competition Agreement (as hereinafter defined).

     NOW, THEREFORE, in consideration of the recitals hereinabove set forth, and for other good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, and intending to be legally bound, the Seller and the Buyer hereby agree as follows:

                                    ARTICLE 1
                               CERTAIN DEFINITIONS

     1.1 The recitals set forth above are true and correct and are hereby incorporated herein by this reference.

     1.2 The following terms used in this Agreement shall have the meanings set forth below:

            (A)  "AGREEMENT" shall have the meaning given in the Recitals.

            (B) "ASSET PURCHASE AGREEMENT" shall mean that certain Asset Purchase Agreement of even date herewith among the Buyer, the Seller, Quotesmith.com Inc. (the "PARENT"), Kenneth L. Manley ("MANLEY") and Life Quotes, Inc.

            (C) "BUSINESS DAY" shall mean any day other than Saturday, Sunday or a day banks are authorized or required to be closed in Denver, Colorado.

            (D)  "BUYER" shall have the meaning given in the Recitals.

            (E) "BUYER'S CLOSING DELIVERIES" shall have the meaning set forth in SECTION 3.3.

            (F) "CLOSING" shall mean the consummation of all transactions contemplated by this Agreement, which shall occur on the Closing Date.

            (G) "CLOSING DATE" shall mean the "Closing Date" as such term is defined in the Asset Purchase Agreement.

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            (H)  "CLOSING ESCROW" shall have the meaning set forth in SECTION
3.1.

            (I) "CLOSING STATEMENT" shall have the meaning set forth in SECTION 3.4.

            (J) "DEED" shall mean a warranty deed conveying to the Buyer fee simple title to the Property, subject only to Permitted Encumbrances, in the form of EXHIBIT B attached hereto and made a part hereof.

            (K) "DUE DILIGENCE CONTINGENCY PERIOD" shall have the meaning set forth in SECTION 4.1.

            (L) "FIRPTA AFFIDAVIT" shall have the meaning set forth in SECTION 3.2.

            (M) "GOVERNMENTAL ENTITY" shall mean any federal, state, municipal or local court, legislature, governmental agency, commission or regulatory authority or instrumentality.

            (N) "IMPROVEMENTS" shall mean all buildings, structures, improvements, fixtures, building systems and equipment, and all components thereof, including, without limitation, the roof, foundation, load-bearing walls and other structural elements thereof; heating, ventilation, air conditioning, mechanical, electrical, plumbing and other building systems; environmental control, remediation and abatement systems; sewer, storm and waste water systems; irrigation and other water distribution systems; parking facilities; fire protection, security and surveillance systems; and telecommunications, computer, wiring and cable installations, all as related to the Property as of the date of this Agreement.

            (O)  "JOINT CLOSING DELIVERIES" shall have the meaning set forth in
SECTION 3.4.

            (P) "LIABILITIES" shall mean, as to any Person, all debts, adverse claims, liabilities, commitments, responsibilities, and obligations of any kind or nature whatsoever, direct, indirect, absolute or contingent, of such Person, whether accrued, vested or otherwise, whether known or unknown and whether or not actually reflected, or required to be reflected, in such Person's balance sheets or other books and records.

            (Q) "NON-COMPETITION AGREEMENT" shall mean that certain Non-Competition Agreement of even date herewith amount the Buyer, Manley and the Parent.

            (R) "PERMITTED ENCUMBRANCES" shall mean collectively: (a) all applicable zoning and building laws, restrictions and ordinances, provided they do not materially impair the use of the Property for its existing use and purpose or materially and adversely affect the value of the Property; (b) real estate taxes and assessments, and water and sewer charges and other similar charges which are not yet due and payable prior to the date of the Closing (subject to proration as provided for in this Agreement); and (c) all matters set forth on the Title Commitment prepared by the Title Company that are not Unpermitted Exceptions.

            (S) "PERSON" shall mean any individual, group, corporation, partnership, limited liability company or other organization or entity.

            (T)  "PROPERTY" shall have the meaning set forth in SECTION 2.1.

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            (U)  "PROPERTY LAWS" shall have the meaning set forth in SECTION
5.1.

            (V)  "PURCHASE PRICE" shall have the meaning set forth in SECTION
2.2.

            (W)  "SELLER" shall have the meaning given in the Recitals.

            (X) "SELLER'S CLOSING DELIVERIES" shall have the meaning set forth in SECTION 3.2.

            (Y)  "SURVEY" shall have the meaning set forth in SECTION 7.3.

            (Z) "TITLE COMMITMENT" shall have the meaning set forth in SECTION 7.2.

            (AA) "TITLE COMPANY" shall mean Chicago Title of Colorado, Inc., located at 1875 Lawrence Street, Suite 1300, Denver, CO 80202.

            (BB) "TITLE CURE PERIOD" shall have the meaning set forth in SECTION 7.4.

            (CC) "TITLE/SURVEY NOTICE" shall have the meaning set forth in
SECTION 7.4.

            (DD) "TITLE POLICY" shall have the meaning set forth in SECTION 7.2.

            (EE) "UNPERMITTED EXCEPTIONS" shall have the meaning set forth in
SECTION 7.4.

                                    ARTICLE 2
                       SALE AND PURCHASE OF REAL PROPERTY

     2.1 PROPERTY. The Seller agrees to sell to the Buyer and the Buyer agrees to buy from the Seller the real property which is more particularly described on EXHIBIT A attached hereto, commonly known as 32045 Castle Court, Evergreen, Colorado, together with all easements, rights of way, servitudes, tenements, hereditaments, appurtenances, privileges and other rights with respect thereto owned by the Seller, and the Improvements (collectively the "PROPERTY").

     2.2 PURCHASE PRICE. The total purchase price for the Property shall be FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00)] as adjusted for prorations pursuant to SECTION 2.3 hereof (the "PURCHASE PRICE").

     2.3 PURCHASE PRICE ADJUSTMENTS. As of the Closing Date, the following items shall be prorated and applied as an adjustment to the Purchase Price to be paid by the Buyer for the Property: real estate taxes and assessments. The aforesaid prorations shall be made based upon the actual amounts assessed or becoming due during the current period, to the extent available on the Closing Date, or, if such actual amounts are not then available, upon the actual amounts paid for the most recent prior period for which actual amounts are available, multiplied by one hundred ten percent (110%). Prorations shall be based upon the actual number of days elapsed during the current period. All such prorations will be final.

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                                    ARTICLE 3
                                     CLOSING

     3.1 CLOSING. The Closing shall occur on the Closing Date, concurrent with the closing under the Asset Purchase Agreement, at the offices of the Title Company, unless otherwise mutually agreed to in writing by the Buyer and the Seller. The Closing shall occur through a deed and money escrow to be held by the Title Company (the "CLOSING ESCROW"). Upon the creation of the Closing Escrow, anything herein contained to the contrary notwithstanding, payment of the Purchase Price and delivery of the Deed and the other closing deliveries specified herein shall be made through the Closing Escrow.

     3.2 THE SELLER'S OBLIGATIONS AT CLOSING. On the Closing Date, the Seller shall deliver or cause to be delivered to the Title Company the following (the "SELLER'S CLOSING DELIVERIES"):

            (A)  the Deed;

            (B) All affidavits, undertakings and similar documents reasonably required by the Title Company to issue the Title Policy;

            (C) Certified copy of the Trust Agreement creating the Seller, as amended;

            (D) Consent of the trustee of the Seller authorizing the Seller to sell the Property to the Buyer;

            (E) A non-foreign affidavit dated as of the Closing Date and in form and substance required under the Treasury Regulations issued pursuant to
Section 1445 of the Internal Revenue Code so that the Buyer is exempt from withholding any portion of the Purchase Price thereunder ( the "FIRPTA AFFIDAVIT"); and

            (F) Such other documents reasonably requested by the Title Company or the Buyer to consummate the transaction contemplated by this Agreement.

     3.3 THE BUYER'S OBLIGATIONS AT CLOSING. On the Closing Date, the Buyer shall deliver or cause to be delivered to the Title Company the following (the "BUYER'S CLOSING DELIVERIES"):

            (A) Via wire transfer to the bank and account designated in writing by the Seller, in immediately available funds, the Purchase Price, adjusted for prorations; and

            (B) Such other documents as may be reasonably requested by the Title Company or the Seller to consummate the transaction contemplated by this Agreement.

     3.4 CLOSING OBLIGATIONS. On the Closing Date, the Seller and the Buyer shall jointly deliver or cause to be delivered to the Title Company the following (the "JOINT CLOSING DELIVERIES"):

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            (A)  The Seller and the Buyer shall jointly execute all required state, county and municipal transfer tax declarations;

            (B) The Seller and the Buyer shall execute a closing statement reflecting the Purchase Price as adjusted pursuant to SECTION 2.3 (the "CLOSING STATEMENT");

            (C) The Seller shall deliver to the Buyer the keys, combinations to safes or security systems, and passwords, if any, concerning the Improvements; and

            (D) The Seller and the Buyer shall, together with the Title Company, jointly execute and deliver the Closing Escrow provided for in SECTION
3.1 hereof to effect the Closing.

     3.5 COSTS AND EXPENSES. The Seller shall pay for the cost of the Survey and all title charges (including charges for extended coverage and endorsements reasonably required by the Buyer) incurred in connection with the Title Commitment and the Title Policy. The Buyer shall pay all of the costs and expenses of the recording of the Deed and all recording fees for all mortgages/deeds of trust and UCC-1's relating to any financing obtained by the Buyer to purchase the Property; provided, however, that the Buyer's obligations under this Agreement shall not be contingent upon The Buyer's obtaining any such financing. The Seller shall be responsible for the payment of all recording fees for all releases of mortgages, deeds of trust, UCC-3's and other monetary liens recorded against the Property necessary to convey title to the Property subject only to Permitted Encumbrances. The Seller shall be responsible for the payment of all sales, transfer, recording, stamp or similar taxes to the State of Colorado, Jefferson County and the City of Evergreen, if any, incurred in connection with the transfer of the Property.

                                    ARTICLE 4
                  DUE DILIGENT AND ENVIRONMENTAL CONTINGENCIES

     4.1 DUE DILIGENCE CONTINGENCY PERIOD. The Buyer shall have a period of thirty (30) days following the date the Seller executes this Agreement and delivers same to the Buyer (the "DUE DILIGENCE CONTINGENCY PERIOD") to conduct all reasonable due diligence reviews, inspections, investigations, feasibility studies and tests (physical and otherwise) on the Property as the Buyer determines is necessary to evaluate the Property. All such due diligence shall be completed at the sole cost and expense of the Buyer. The Buyer shall indemnify, defend and hold harmless the Seller and its officers, directors and shareholders from any and all actual loss, costs, damages, and Liabilities caused solely by the Buyer and its agents, consultants, engineers, contractors, subcontractors and representatives arising out of or relating to the Buyer's due diligence review, inspection, investigation and testing of the Property and not relating to any pre-existing condition. No later than two (2) Business Days following the date of this Agreement, the Seller shall provide the Buyer with copies, to the extent that the same are in the possession or control of the Seller, of all existing site plans, surveys, engineering plans, environmental studies, licenses and permits, if any, relating to the Property. In addition, the Seller shall extend all reasonable property access and cooperation to the Buyer, its agents and employees, to facilitate the Buyer's evaluation of the Property.

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            If, during the Due Diligence Contingency Period, the Buyer shall determine that its evaluation of the Property reveals any matter(s) or any condition(s) for which the repair or remediation would cost, individually or in the aggregate, in excess of Fifty Thousand and No/100 Dollars ($50,000.00) (excluding from such amount any matter(s) or condition(s) for which the Buyer had actual knowledge thereof before the execution of this Agreement), the Buyer may, at its option, terminate this Agreement, after which this Agreement shall be null and void, and both parties shall be released from further liability hereunder. The failure of the Buyer to deliver to the Seller written notice of termination of this Agreement prior to the expiration of the Due Diligence Contingency Period shall be deemed to be a waiver of the Buyer's right to terminate this Agreement under SECTION 4.1.

     4.2 GENERAL PROVISIONS RELATING TO DUE DILIGENCE INSPECTION AND TESTING OF PROPERTY. The Buyer shall deliver or cause to be delivered to the Seller, at no cost or expense to the Seller, accurate and complete copies of any reports which the Buyer obtains from third parties relating to the Property, or any portion thereof. The Buyer agrees to hold and treat all information regarding the environmental condition of the Property in the strictest of confidence, and the Buyer will not disclose or permit any of its agents, consultants, engineers, contractors, subcontractors and representatives to disclose such confidential information to any Person or Governmental Entity without the Seller's prior written authorization, except to the extent required by applicable law, regulation or legal process. The Buyer shall not perform, permit or conduct any physically invasive testing of the Property (including, without limitation, soil borings or trenching), without giving reasonable advance written notice to the Seller. The Seller shall have the right to have its own consultant, engineer, representative or agent present during any such physically invasive testing of the Property. In the event the Buyer or the Buyer's agents, consultants, engineers, contractors or subcontractors shall damage the Property or any portion thereof in connection with or arising out of the Buyer's due diligence reviews, inspections, investigations, feasibility studies and tests (physical and otherwise) of the Property, the Buyer shall repair and/or restore the Property to the condition in which it existed before the Buyer's and the Buyer's agents, consultants, engineers, contractors and subcontractors entry upon the Property. The Buyer's obligations under this SECTION 4.2 shall survive any termination of this Agreement by the Buyer.

     4.3 AS IS. The Buyer acknowledges and agrees that it has conducted its own independent reviews, inspections, investigations, feasibility studies and tests (physical and otherwise) of the Property as the Buyer determines is necessary to evaluate the Property, and that if the Buyer proceeds beyond the contingencies provided for herein, The Buyer is satisfied with the physical condition of the Property. Except to the extent expressly set forth in SECTION
5.1 hereof, the Seller is not making and hereby expressly disclaims any and all warranties and representations concerning the status of the maintenance, repair, condition, or design of the Property or any portion thereof, including, without limitation, any implied or express warranty of merchantability and any implied or express warranty of fitness for a particular purpose, it being the express intention of the Seller and the Buyer that, except as expressly set forth in
SECTION 5.1 hereof, the Property will be conveyed and transferred to the Seller in its present condition and state of repair, "AS IS" and "WHERE IS" and WITH ALL FAULTS.

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                                    ARTICLE 5
                    THE SELLER REPRESENTATIONS AND WARRANTIES

     5.1    The Seller represents and warrants that:

            (A) ORGANIZATION. The Seller is a trust duly organized and validly existing under the laws of the State of Colorado. The Seller has all requisite power and authority to carry on and conduct its business as it is now being conducted and to own its properties and assets.

            (B) AUTHORIZATION OF TRANSACTION. The Seller has full and requisite trust power and authority to execute and deliver this Agreement and the Seller's Closing Deliveries and to perform its obligations hereunder and thereunder.

            (C) ENFORCEABILITY OF AGREEMENT. This Agreement has been duly and validly executed and delivered by the Seller and constitutes, and each of the other agreements to be executed and delivered by the Seller pursuant hereto upon their execution and delivery will constitute, a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with their respective terms.

            (D)  TITLE; RIGHTS OF OTHER PERSONS. With respect to the Property
(i) the Seller warrants good and marketable title to the Property, except for the Permitted Encumbrances, against the lawful claims of all persons claiming by, through or under the Seller, but none other; (ii) the Seller has not leased or otherwise granted to any Person the right to use or occupy the Property or any portion thereof; and (iii) other than the right of the Buyer pursuant to this Agreement, the Seller has granted no outstanding options, rights of first offer or rights of first refusal to purchase the Property or any portion thereof or interest therein.

            (E) CONDEMNATION AND LITIGATION. There is no condemnation, expropriation or other proceeding in eminent domain pending or, to the Seller's knowledge, threatened, affecting the Property or any portion thereof or interest therein. There is no injunction, decree, order, writ, or judgment outstanding, nor any claims, litigation, administrative actions or similar proceedings pending or, to the Seller's knowledge, threatened, relating to the ownership, lease, use or occupancy of the Property or any portion thereof, or the operation of the business thereon.

            (F) COMPLIANCE WITH LAWS. To the Seller's knowledge, (i) the Property is in material compliance with all applicable building, zoning, subdivision, health and safety and other land use Laws, including, without limitation, The Americans with Disabilities Act of 1990, as amended, and all insurance requirements affecting the Property (collectively, the "PROPERTY LAWS"), and (ii) the current use or occupancy of the Property or operation of the business thereon does not violate in any material respect any Property Laws not known to the Buyer. The Seller has not received any written or other notice of violation of any Property Law which is not also known to the Buyer, and, to the Seller's knowledge, there is no basis for the issuance of any such notice or the taking of any action for such violation. To the Seller's knowledge, there is no pending or anticipated change in any Property Law that will have a material adverse effect on the ownership, lease, use or occupancy of the Property or any portion thereof.

            (G) ACCESS. The Property has direct access to a public street adjoining the Property, and such access is not dependent on any land or other real property interest which is

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not included in the Property. None of the Improvements or any portion thereof is dependent for its access, use or operation on any land, building, improvement or other real property interest which is not included in the Property.

            (H) AVAILABILITY OF UTILITY SERVICES. All water, oil, gas, electrical, steam, compressed air, telecommunications, sewer, storm and waste water systems and other utility services or systems for the Property have been installed and are operational and sufficient for the operation of the business as currently conducted thereon, and all hook-up fees or other similar fees or charges have been paid in full. Each such utility service enters the Property from an adjoining public street or valid private easement in favor of the supplier of such utility service or appurtenant to such Property, and is not dependent for its access, use or operation on any land, building, improvement or other real property interest which is not included in the Property.

            (I) SURVIVAL. All representations and warranties contained in this Article and this Agreement shall specifically survive the Closing and delivery of the Deed for a period of one (1) year after Closing and delivery of the Deed.

                                    ARTICLE 6
                   THE BUYER'S REPRESENTATIONS AND WARRANTIES

     6.1    The Buyer represents and warrants that:

            (A) AUTHORIZATION OF TRANSACTION. The Buyer has the power and authority to execute and deliver this Agreement and the Buyer's Closing Deliveries and to perform its obligations hereunder and thereunder.

            (B) ENFORCEABILITY OF AGREEMENT. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes, and each of the other agreements to be executed and delivered by the Buyer pursuant hereto upon their execution and delivery will constitute, a valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with their respective terms.

            (C) SURVIVAL. All representations and warranties contained in this Article and this Agreement shall specifically survive the Closing and delivery of the Deed for a period of one (1) year after Closing and delivery of the Deed by the Seller to the Buyer (or to the Title Company on behalf of the Buyer).

                                    ARTICLE 7
                                    COVENANTS

     7.1 CONDITION OF PROPERTY. From and after the date hereof until the Closing Date, the Seller hereby covenants to maintain the Property in substantially the same condition as existed as of the date of this Agreement, except for normal wear and tear or damage or destruction caused by fire or other casualty and condemnation.

     7.2 TITLE INSURANCE. The Seller shall obtain and shall deliver to the Buyer within twenty (20) days from the date hereof, a commitment for an ALTA Owner's Policy of Title Insurance for the Property together with a copy of all documents referenced therein (the "TITLE

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COMMITMENT"), issued by the Title Company in the amount of the Purchase Price, containing the agreement by the Title Company to insure fee simple title to the Property in the Buyer's name as of the Closing Date. The Seller shall cause the Title Company to issue to the Buyer a title insurance policy based upon the Title Commitment, subject only to the Permitted Encumbrances (the "TITLE POLICY"), on the Closing Date. The Seller will deliver to the Title Company all affidavits, undertakings, and other title clearance documents reasonably necessary to cause the Title Company to issue the Title Policy. The Title Policy will be dated as of the Closing Date and insure title to the Property subject only to the Permitted Encumbrances. The Title Policy shall be in a form and substance reasonably satisfactory to the Buyer and shall include the following endorsements: (i) extended coverage endorsement (insuring over the general or standard exceptions); (ii) ALTA Form 3.1 zoning endorsement (with parking),
(iii) a survey accuracy endorsement (insuring that the Property described therein is the real property shown on the Survey delivered with respect thereto and that such Survey is an accurate survey thereof); (iv) access endorsement (insuring that the Property described therein is adjacent to a public street and has direct and unencumbered pedestrian and vehicular access to and from such public street); (v) ALTA Form 9 owner's comprehensive endorsement; (vi) tax parcel number endorsement (insuring that the tax parcel number in the endorsement includes all of the Property insured thereunder and no other real property); (vii) if the Property insured therein consists of one or more adjacent parcels, a contiguity endorsement (insuring that all of such parcels are contiguous to one another without any gaps or gores); and (viii) utilities endorsement (insuring the availability of utilities to the Property). The Seller shall pay all costs and expenses of the Title Commitment, Title Policy, and all related work charges.

     7.3 SURVEY. Within thirty (30) days of the execution of this Agreement, the Seller shall, at the Seller's sole expense, obtain a current ALTA survey of the Property (the "SURVEY") prepared by a licensed surveyor, which shall be in a form and substance reasonably satisfactory to the Buyer, certified to the Buyer, the Title Company, any lender of the Buyer and any other person to whom the Buyer reasonably requests: (i) confirming the legal description of the Property and determining the actual square footage of the Property; (ii) showing the location of all easements, zoning restrictions, set back lines or other space limitations, and all the other rights or matters located upon or affecting the land; (iii) showing adjoining public and private streets (if any); (iv) certifying that the improvements, if any, are entirely within the boundaries of the property and the existence of any encroachments upon the Property; and (v) indicating whether any part of the Property or improvements is located within a flood plain or flood hazard area as defined under the laws of the United States or the State of Illinois, or any subdivision thereof and if no part of the Property is within a flood plain, a certification to such effect, and (vi) showing such other matters as may reasonably be required by the Buyer, its lender or the Title Company as a condition for the removal of any survey exception from the Title Policy.

     7.4 TITLE AND SURVEY DEFECTS. If the Title Commitment or the Survey shall disclose any exceptions or other matters that are not acceptable to the Buyer in its reasonable discretion (the "UNPERMITTED EXCEPTIONS"), then the Buyer shall have ten (10) Business Days from the date of delivery to the Buyer of the Title Commitment and the Survey to deliver a written notice (the "TITLE/SURVEY NOTICE") to the Seller requesting removal of such Unpermitted Exceptions, whereupon the Seller shall have twenty (20) days thereafter (such period, the "TITLE CURE PERIOD") during which it shall make all reasonable efforts to cause such Unpermitted Exceptions to be removed from the Title Commitment. If, despite all such reasonable efforts, the Seller fails

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to have any Unpermitted Exception removed, within the specified time, then the
Buyer, as its sole and exclusive remedy therefor, may (i) terminate this Agreement upon notice to the Seller after expiration of the thirty (30) day period, and such failure to have such Unpermitted Exceptions removed from the title subject to any such Unpermitted Exception shall not be deemed a breach of this Agreement by the Seller, or (ii) elect to take title subject to any such Unpermitted Exception. If the Buyer elects to take title to the Property, all Unpermitted Exceptions not so removed or corrected by the Seller shall be deemed additional Permitted Encumbrances.

                                    ARTICLE 8
         CONDITIONS TO THE BUYER'S AND THE SELLER'S OBLIGATIONS TO CLOSE

     8.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS. Each party's respective obligations to effect the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing of the following conditions:

            (A) There shall not be in effect any statute, regulation, order, appeal, stay, decree or judgment of any Governmental Entity which makes illegal or enjoins or prevents the consummation of the transactions contemplated by this Agreement.

     8.2 CONDITIONS TO OBLIGATIONS OF THE BUYER. The Buyer's obligation to effect the transactions contemplated by this Agreement shall be further subject to the satisfaction at or prior to the Closing of the following conditions:

            (A) The representations, warranties, and covenants of the Seller set forth in Article V shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date.

            (B) The Seller shall have executed and delivered the Seller's Closing Deliveries.

            (C) The Seller shall have executed and delivered the Joint Closing Deliveries to which the Seller is a party.

            (D)  The Title Company shall have issued to the Buyer the Title
Policy.

            (E) The closing shall have concurrently occurred under the Asset Purchase Agreement and the Non-Competition Agreement shall have been concurrently fully executed.

     8.3 CONDITIONS TO THE SELLER'S OBLIGATIONS. The Seller's obligations to effect the transactions contemplated by this Agreement shall be further subject to the satisfaction at or prior to the Closing of the following conditions:

            (A) The representations, warranties, and covenants of the Buyer set forth in Article VI shall be true and correct as of the Closing Date with the same effect as though such representations and warranties had been made at and as of the Closing Date.

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            (B)  The Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.

            (C) The Buyer shall have executed and delivered the Buyer's Closing Deliveries.

            (D) The Buyer shall have executed and delivered the Joint Closing Deliveries to which the Buyer is a party.

            (E)  The Title Cure Period, if applicable, shall have expired.

                                    ARTICLE 9
                                EVENTS OF DEFAULT

     9.1 DEFAULTS BY THE SELLER. In the event of the Seller's breach of any provision of this Agreement prior to the Closing Date, and the failure of the Seller to cure such default within ten (10) days after being given written notice thereof, the Buyer will have the right to terminate this Agreement and pursue all other rights and remedies in the Buyer's favor at law or in equity, including without limitation, any action for specific performance and/or injunctive or other equitable relief.

     9.2 DEFAULTS BY THE BUYER. The Seller and the Buyer agree and acknowledge that as a result of the passage of time, fluctuating market conditions and other reasons, damages as a result of a breach of this Agreement by the Buyer would be difficult, if not impossible, to calculate. Therefore, in the event of the Buyer's breach of any provision of this Agreement prior to the Closing Date, and the failure of the Buyer to cure such default within ten (10) days after being given written notice thereof, the Seller will have the right at its option, to terminate this Agreement.

                                   ARTICLE 10
                                  MISCELLANEOUS

     10.1 NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) or delivered by a recognized overnight courier service to the parties at the following addresses or facsimile numbers:

     If to the Buyer, to:

     Life Quotes Acquisition, Inc.
     8205 South Cass Avenue, No. 102
     Darien, Illinois 60561
     Facsimile: (630) 515-0276
     Attention: Robert S. Bland

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     with a copy to:

     Duane Morris LLP
     227 West Monroe Street
     Suite 3400
     Chicago, Illinois 60606
     Facsimile: (312) 499-6701
     Attention: David J. Kaufman

     If to the Seller, to:

     The Kenneth L. Manley Revocable Trust
     c/o Kenneth L. Manley
     758 Soda Creek Drive
     Evergreen, Colorado 80439
     Facsimile: (800) 690-6550

     with a copy to:

     Welborn, Sullivan, Meck & Tooley, P.C.
     821 17th Street
     Suite 500
     Denver, Colorado 80202
     Facsimile: (303) 832-2366
     Attention: John F. Meck

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section (and followed by another method provided herein), be deemed given upon receipt, (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt and (iv) if delivered by overnight courier to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to rime may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

     10.2 FURTHER ASSURANCES. Each party to this Agreement agrees to use its best efforts to cause the conditions of its obligations hereunder to be satisfied on or prior to the Closing Date. Each party agrees to execute and deliver and provide access to any and all further agreements, documents and instruments reasonably necessary to effectuate this Agreement or the transactions referred to herein or which may reasonably be requested by the other party or parties to perfect or evidence its or their rights hereunder.

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     10.3   EXPENSES. Each of the parties hereto will bear its respective expenses incurred by and in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorney's and accountant's fees.

     10.4 COUNTERPARTS; FACSIMILE EXECUTION. This Agreement may be executed in separate counterparts. It shall be fully executed when each party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all the parties. Counterparts of this Agreement may be executed and delivered via facsimile transmission, and any such signed counterparts delivered via facsimile transmission shall be deemed to be valid, effective and enforceable as if delivered in person.

     10.5 SUCCESSORS AND ASSIGNS. Neither party hereto shall assign or transfer any rights or Liabilities hereunder. Notwithstanding the prior sentence, the rights and interests of the Buyer under this Agreement may be assigned by the Buyer to any affiliate of the Buyer, which shall include any entity or partnership of which the Buyer owns or controls, directly or indirectly. From and after any such assignment, said assignee shall be substituted for the Buyer under this Agreement and the Buyer shall have no further obligation with respect thereto.

     10.6 ENTIRE AGREEMENT; GOVERNING LAW. This Agreement sets forth the entire agreement of the Seller and the Buyer, and this Agreement shall not be changed or terminated orally; shall be binding on or inure to the benefit of the successors or assigns of the Seller and the Buyer; and shall be governed by the laws of the State of Illinois.

     10.7 DISCLOSURE. Any information set forth in any Exhibit attached to this Agreement or incorporated in any Section of this Agreement shall be considered to have been set forth in each other Exhibit to this Agreement. The information contained in the Exhibits hereto is disclosed solely for the purposes of this Agreement, and no information contained therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever, including of any violation of law or breach of any agreement.

     10.8 BROKERS. The Buyer and the Seller each to the other warrants and represents that no brokers have been retained and that there are no claims for brokerage or other commissions or finder's or other similar fees in connection with this Agreement. The Buyer and the Seller hereby agree to hold harmless and indemnify the other party in the event any such claims or demands are made based on arrangements allegedly made on or on behalf of the party so representing.

     10.9 TAX DEFERRED EXCHANGE. In the event the Seller desires to effectuate a tax deferred like kind exchange (an "EXCHANGE") with respect to the sale of the Property, the Buyer agrees to cooperate with the Seller to allow the Seller to effectuate such Exchange, provided, however, that (i) the Buyer shall have no liability whatsoever to the Seller if the Seller is unable to effectuate an Exchange for any reason (except by reason of a default by the Buyer under this Agreement); (ii) the Seller's ability to effectuate an Exchange shall not be a condition precedent to the Seller's obligation to close the sale of the Property under this Agreement; and (iii) the Buyer shall not be obligated to incur any costs, expenses or liabilities with respect to the Exchange of the Seller; (iv) the Buyer shall not be obligated to take title or make available to the Seller any real property which the Seller desires to obtain in connection with such Exchange.

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     IN WITNESS WHEREOF, the Seller and the Buyer have executed this Real Estate
Purchase and Sale Agreement as of the day and year first above written.

                                       SELLER

                                       THE KENNETH L. MANLEY REVOCABLE
                                       TRUST DATED JUNE 10, 1987

                                       By:  /s/ Kenneth L. Manley
                                          -----------------------------
                                       Name: Kenneth L. Manley, Trustee


                                       BUYER

                                       LIFE QUOTES ACQUISITION, INC.

                                       By:  /s/ Robert S. Bland
                                          -----------------------------
                                       Name:  Robert S. Bland
                                       Title: President

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                                    EXHIBIT A

LOT 6C, THE VILLAGE AT SODA CREEK, FIRST FILING, AMENDMENT NO. 1, EXEMPTION SURVEY NO. 1, COUNTY OF JEFFERSON, STATE OF COLORADO


Common Address: 32045 CASTLE COURT
                EVERGREEN, COLORADO

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                                    EXHIBIT B

                              Form of Warranty Deed